AMENDMENT NO. 1

        This Amendment No. 1 (this "Amendment"), dated as of January 28, 2005, is entered into by and between PETROL OIL AND GAS, INC., a Nevada corporation (the "Company"), and LAURUS MASTER FUND, LTD., a Cayman Islands company ("Laurus"), for the purpose of amending the terms of (i) the Secured Convertible Term Note, dated October 28, 2004 (as amended, modified or supplemented from time to time, the "Term Note") issued by the Company to Laurus and (ii) that certain Registration Rights Agreement, dated as of October 28, 2004, by and between the Company and Laurus (as amended, modified or supplemented from time to time, the "Registration Rights Agreement"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Term Note.

        WHEREAS, the Company and Laurus have agreed to make certain changes to the Term Note and the Registration Rights Agreement as set forth herein; and

        WHEREAS, in consideration of the agreements set forth herein, the receipt of which is hereby acknowledged, the Company has agreed to issue an additional common stock purchase warrant to Laurus to purchase up to 1,000,000 shares of the Common Stock of the Company (the "New Warrant");

        NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1.     Laurus and the Company hereby agree that the Company shall not be required to pay the Monthly Principal Amount due on the first business day of December 2004, January 2005, February 2005, March 2005, April 2005 and May 2005, and instead such Monthly Principal Amounts shall be due and payable on the Maturity Date.

        Laurus and the Company hereby agree that the definitions of "Effectiveness Date", "Filing Date" and "Warrants" set forth in the Registration Rights Agreement shall be deleted in their entirety and the following new definitions shall be inserted in lieu thereof:

        "Effectiveness Date" means (i) with respect to the initial Registration Statement required to be filed hereunder, March 31, 2005 and (ii) with respect to each additional Registration Statement required to be filed hereunder, a date no later than thirty (30) days following the applicable Filing Date.

        "Filing Date" means, with respect to (i) the initial Registration Statement required to be filed hereunder, a date no later than thirty (30) days following the date hereof, (ii) with respect to shares of Common Stock issuable to the Holder as a result of adjustments to the Fixed Conversion Price or Exercise Price made pursuant to Section 3.4 of the Secured Convertible Term Note or Section 4 of the Warrant or otherwise, thirty (30) days after the occurrence of such event or the date of the adjustment of the Fixed Conversion Price or Exercise Price and (iii) with respect to any Warrant issued after the date hereof, the date which is thirty (30) days after the issuance of such Warrant (provided that, with respect to the New Warrant (as defined in that certain Amendment No.1 to the Note and this Agreement, dated as of January 28, 2005, by and between the Company and Laurus), the "Filing Date" shall be the earlier of (x) any date after the issuance of the New Warrant upon which the Company files a registration statement with the Securities and Exchange Commission relating to the resale of the common stock of the Company and (y) August 1, 2005.

        "Warrants" means, the Common Stock purchase warrants issued pursuant to the Securities Purchase Agreement (including, without limitation, any Common Stock purchase warrants issued after October 28, 2004 in connection with any amendment, modification or supplementation to the Note, the Securities Purchase Agreement, any Related Agreement or any other agreement related thereto).

        This Amendment shall be effective as of the date hereof following (i) the execution and delivery of same by each of the Company and Laurus and (ii) the execution and delivery of the New Warrant by the Company to Laurus.

        Except as specifically set forth in this Amendment, there are no other amendments to the Term Note or the Registration Rights Agreement, and all of the other forms, terms and provisions of the Term Note and the Registration Rights Agreement remain in full force and effect.

        The Company hereby represents and warrants to Laurus that as of the date hereof, before and after giving effect to this Amendment, (i) no Event of Default exists, other than the December 2004 and January 2005 payments, and is continuing and (ii) all representations, warranties and covenants made by Company in connection with the Term Note and the Registration Rights Agreement are true, correct and complete and all of Company's and its Subsidiaries' covenant requirements have been met.

        This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

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        IN WITNESS WHEREOF, each of the Company and Laurus has caused this Amendment to be effective and signed in its name effective as of the date set forth above.

                                                                                                    PETROL OIL AND GAS, INC.

                                                                                                    By:/S/Paul Branagan

                                                                                                         Paul Branagan, President

                                                                                                    LAURUS MASTER FUND, LTD.

                                                                                                    By:/S/

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